UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2020

VILLAGE FARMS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Canada	001-38783	98-1007671
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employee Identification No.)

4700-80th Street

Delta, British Columbia Canada

V4K 3N3

(Address of Principal Executive Offices)

(604) 940-6012

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Shares, without par value	VFF	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 25, 2020, the Company held its Annual and Special Meeting of Shareholders. For more information about the proposals set forth below, please see the Company’s Definitive Proxy Statement filed with the U.S. Securities and Exchange Commission (“SEC”) on May 22, 2020.

Proposal No. 1: To elect the Board of Directors to serve until the 2021 Annual Meeting of Shareholders or until their successors are elected or appointed. The voting results were as follows:

Nominee	Votes For	% For	Votes Withheld	% Withheld
Michael A. DeGiglio	17,366,234	98.9%	195,599	1.1%
John P. Henry	17,391,611	99.0%	179,222	1.0%
David Holewinski	17,300,308	98.5%	261,525	1.5%
John R. McLernon	16,581,558	94.4%	980,275	5.6%
Stephen C. Ruffini	17,113,977	97.5%	447,856	2.5%
Christopher C. Woodward	17,016,997	96.9%	544,836	3.1%

Proposal No. 2: To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020 and authorizing the Board of Directors of the Company to fix their remuneration. The voting results were as follows:

Votes For	% For	Votes Withheld	% Withheld
32,865,450	99.1%	309,213	0.9%

Proposal No. 3: To ratify amendments to the By-Laws of the Company to increase the quorum for any meeting of shareholders of the Company to two persons present at the opening of the meeting who are entitled to vote and who hold or represent not less than 33 1/3% of the outstanding shares entitled to vote. The voting results were as follows:

Votes For	% For	Votes Withheld	% Withheld
17,386,226	99.0%	175,606	1.0%

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

3.1	Amendment to By-Laws of Village Farms International, Inc., effective June 25, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 25, 2020

Village Farms International, Inc.

By:	/s/ Stephen C. Ruffini
Name:	Stephen C. Ruffini
Title:	Executive Vice President and Chief Financial Officer